UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 14, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                      0-32237              98-0347827
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective January 14, 2004, Galaxy Energy Corporation ("Galaxy") acquired an operating interest in 61 existing coalbed methane (CBM) wells and approximately 12,000 gross acres in the Powder River Basin in Wyoming from Continental Industries, LC of Casper, Wyoming, for $2.7 million in future payments and 3,000,000 restricted shares of Galaxy's common stock.

The press release issued by Galaxy on January 15, 2004 relating to the acquisition is filed herewith as Exhibit 99.1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-K NUMBER                          DOCUMENT

  10.1 Purchase and Sale Agreement by and between Continental Industries, LC and DAR, LLC and Galaxy Energy Corporation dated January 14, 2004*

  99.1        Press Release issued January 15, 2004

-----------------
* to be filed by amendment














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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GALAXY ENERGY CORPORATION


January 15, 2004                   By:   /s/ MARC E. BRUNER
                                      ------------------------------------------
                                         Marc E. Bruner, President
























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